EXHIBIT 10.27

PURCHASE AGREEMENT NUMBER 2484

between

THE BOEING COMPANY

and

ContinenTal airlines, inc.

Relating to Boeing Model 7E7 Aircraft

SA

ARTICLES NUMBER

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Additional Terms

TABLE

1. Aircraft Information Table

EXHIBIT

A. Aircraft Configuration

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features

CS1. Customer Support Document

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

SLP1. Service Life Policy Components

SA

LETTER AGREEMENTS NUMBER

6-1162-MSA-546 Open Configuration Matters

6-1162-MSA-549 Spares Initial Provisioning

SA

CONFIDENTIAL LETTER AGREEMENTS NUMBER

6-1162-MSA-551 7E7-8 Aircraft Performance Guarantees

6-1162-MSA-552 Special Matters

6-1162-MSA-553 Open Matters

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MSA-555 Promotion Support

Purchase Agreement No. 2484

between

The Boeing Company

and

Continental Airlines, Inc.

______________________________

This Purchase Agreement No. 2484 dated as of December 29, 2004 between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to the purchase and sale of Model 7E7 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates and amends the terms and conditions of the Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA).

Article 1. Quantity, Model, Description and Inspection.

The aircraft to be delivered to Customer will be designated as Model 7E7-8 aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to this Purchase Agreement. Twelve (12) months prior to delivery of Customer's first Aircraft, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 7E7 manufacturing process (7E7 Inspection Process) which will apply in lieu of inspection processes traditionally applicable to other models of aircraft and will supersede the provisions of Article 5.2 of the AGTA.

Article 2. Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 in subject to escalation dollars. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

Article 4. Payment.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2 The standard advance payment schedule for the Model 7E7 Aircraft requires Customer to make certain advance payments, expressed as a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]%, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5. Additional Terms.

5.1 Excusable Delay. Article 7.1 of the basic articles of the AGTA in so far as it applies to the Aircraft only is revised to read as follows:

7.1 General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; (vii) inability, after due and timely diligence, to obtain type certification; or (viii) any other cause to the extent such cause is beyond Boeing's control and not occasioned by Boeing's fault or negligence. A delay resulting from any such cause is defined as an Excusable Delay.

5.2 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification for the Aircraft, (iii) month and year of scheduled deliveries of the Aircraft, (iv) Aircraft Basic Price, (v) escalation factors applicable to the Aircraft and (vi) Advance Payment Base Prices and advance payments applicable to the Aircraft and their schedules.

5.3 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula for the Aircraft.

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA with respect to the Aircraft but not with respect to any other aircraft.

5.5 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft (Covered Components).

5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer's purchase of the Aircraft upon approval of Boeing's press release by Customer's public relations department or other authorized representative.

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 12 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

DATED AS OF December 29, 2004

CONTINENTAL airlines, inc. By: /s/ Jeffrey J. Misner Its: Executive Vice President and Chief Financial Officer	THE BOEING COMPANY By: /s/ Michael S. Anderson ITS: Attorney-In-Fact

Table 1

Purchase Agreement 2484

Aircraft Delivery, Description, Price and Advance Payments

(7E7-8 / [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] / 2004 $s [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1

Purchase Agreement 2484

Aircraft Delivery, Description, Price and Advance Payments

(7E7-8 / [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] / 2004 $s [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

@PA/EXA#

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Exhibit A to Purchase Agreement Number 2484

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 7E7-8 AIRCRAFT

The Airframe Price in Table 1 was established utilizing the 7E7 Airplane Description and Selections 7E7B1-0227 Revision D dated November 2004 and YS4382-d dated November 2004 for 270 passenger interior. The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement 6-1162-MSA-546, Open Configuration Matters, to the Purchase Agreement.

December 29, 2004

6-1162-MSA-546

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Open Configuration Matters

Reference: Purchase Agreement No. 2484 (the Purchase
Agreement)between The Boeing Company (Boeing)
and Continental Airlines, Inc. (Customer)
relating to Model 7E7-8 aircraft (the

Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Aircraft Configuration.

Due to the developing design of the 7E7 Aircraft and the long period of time between the Purchase Agreement signing and delivery of Customer's first Aircraft, the configuration of Customer's Aircraft has not yet been defined. The parties agree to complete defining the configuration of the Aircraft no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to delivery of the first Aircraft, using the configuration elements defined in 7E7 Airplane Description and Selections 7E7B1-0227, which includes available Optional Features for selection (Configuration).

2. Effect on Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

months prior to delivery of first Aircraft, Boeing will provide Customer a written amendment to the Purchase Agreement reflecting the Configuration, including, without limitation, the effects of the Configuration on those portions of the Purchase Agreement described in Articles 2.1 through 2.4, below.

2.1 Exhibit A. The Configuration will be incorporated into Exhibit A of the Purchase Agreement.

2.2 Basic Specification. Changes applicable to the basic Model 7E7 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and completion of the Configuration will be incorporated into Exhibit A of the Purchase Agreement.

2.3 Performance Guarantees. Boeing will provide to Customer revisions to Letter Agreement 6-1162-MSA-551, "Aircraft Performance Guarantees," dated (to be released by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) between Boeing and Customer to reflect the effects of the Configuration, if any, on Aircraft performance.

2.4 Price Adjustments. The Aircraft Basic Price and Advance Payment Base Price of each Aircraft set forth on Table 1 to the Purchase Agreement is based in part on an estimate of the value of the Optional Features and any related Seller Purchased Equipment. The Aircraft Basic Price and the Advance Payment Base Price of each Aircraft will be adjusted as required and agreed by the parties in a supplemental agreement to the Purchase Agreement to reflect the difference between such estimate and the actual price of such elements of the Configuration.

  Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there will be a need to execute letter agreements addressing one or more of the following subjects:

3.1 Customer Software. Additional provisions relating to the loading of software owned by or licensed to Customer on the Aircraft at delivery.

3.2 Installation of Cabin Systems Equipment. Additional provisions relating to the terms on which Boeing will offer and install in-flight entertainment systems and cabin communications systems in the Aircraft.

3.3 Buyer Furnished Equipment (BFE) and Seller Purchased Equipment (SPE). Provisions relating to the terms on which Boeing may offer or install BFE and SPE in the Aircraft.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:     December  29  , 2004

CONTINENTAL AIRLINES, INC.

By /s/ Jeffrey J. Misner

Its__ Executive Vice President and Chief Financial Officer

December 29, 2004

6-1162-MSA-552

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Special Matters

Reference: Purchase Agreement No. 2484 (the Purchase

Agreement)between The Boeing Company (Boeing)

and Continental Airlines, Inc. (Customer)

relating to Model 7E7-8 aircraft (the

Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. Aircraft Invoices.

Upon Customer request, at time of Aircraft delivery Boeing agrees to provide a separate invoice addressed to the owner/trustee of such Aircraft specifying the dollar amount to be received at the time of delivery. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:     December  29 , 2004

CONTINENTAL AIRLINES, INC.

By /s/ Jeffrey J. Misner

Its__ Executive Vice President and Chief Financial Officer

December 29, 2004

6-1162-MSA-553

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Open Matters

Reference: Purchase Agreement No. 2484 (the Purchase

Agreement)between The Boeing Company (Boeing)

and Continental Airlines, Inc. (Customer)

relating to Model 7E7-8 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing and Customer agree that at execution of the Purchase Agreement certain terms remain open. This Letter Agreement defines the terms for closure of such open terms.

1. Open Documents.

As of its date of execution, the Purchase Agreement contains certain Exhibits, Supplemental Exhibits and Letter Agreements (collectively, the "Additional Documents") that remain subject to negotiation, as described below. Consistent with the parties' long history of course of business dealings, Boeing and Customer agree to negotiate these documents in good faith with the target to execute such documents by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] unless otherwise as noted below. To the extent the Additional Documents are not executed or any of the conditions described below or other contracting conditions that arise specific to the 7E7 Aircraft prior to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] are not satisfied by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT](or such earlier date as may be specified below), unless otherwise as noted below, Section 2 of this Letter Agreement shall apply. The Additional Documents include the following:

1.1 Exhibit A - Aircraft Configuration

As defined in Exhibit A, at execution of the Purchase Agreement, Customer's Aircraft configuration has not been fully defined. Per Open Configuration Matters Letter Agreement 6-1162-MSA-546 paragraph 1, Aircraft configuration is to be completed no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to delivery of first Aircraft.

1.2 Exhibit B - Aircraft Delivery Requirements and Responsibilities

Exhibit B - Aircraft Delivery Requirements and Responsibilities shall be defined as the parties mutually agree to.

1.3 Supplemental Exhibit AE1 - Escalation Adjustment/Airframe and Optional Features

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.4 Supplemental Exhibit CS1 - Customer Support Document

Among other things, this Supplemental Exhibit shall contain such provisions relating to technical, training, maintenance and operational support as the parties shall agree to.

1.5 Supplemental Exhibit EE1 - Engine Escalation/Engine Warranty and Patent Indemnity

The Aircraft is offered to Customer powered by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Customer shall notify Boeing by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of its engine selection. Supplemental Exhibit EE1 will be finalized by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] based on such engine selection. If no engine selection is made by Customer, Section 2 below shall apply. The engine price will be subject to escalation on the same terms and conditions as are applicable to the airframe; provided that nothing herein shall limit any separate agreement Customer may enter into with the engine manufacturer.

1.6 Supplemental Exhibit SLP1 - Service Life Policy Components

Supplemental Exhibit SLP1 - Service Life Policy Components shall be defined as the parties mutually agree to.

1.7 Letter Agreement 6-1162-MSA-549 - Spares Initial Provisioning

Letter Agreement 6-1162-MSA-549 - Spares Initial Provisioning shall be defined as the parties mutually agree to.

1.8 Letter Agreement 6-1162-MSA-551 - Aircraft Performance Guarantees

At execution of the Purchase Agreement, Customer's Aircraft configuration has not been fully defined. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Boeing acknowledges that Customer has not accepted the substance of such Boeing-provided performance guarantees.

1.9 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.10 Letter Agreement 6-1162-MSA-555 - Promotional Support

Letter Agreement 6-1162-MSA-555 - Promotional Support shall be defined as the parties mutually agree to.

1.11 Product Assurance Document Differences

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Parties' Inability to Resolve Open Matters and Additional Conditions.

If (a) Boeing and Customer do not reach agreement on the provisions described in section 1, above on or before [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], or (b) Customer's Board of Directors does not approve the transaction contemplated by this Purchase Agreement on or before [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], or (c) Customer has not made an engine selection on or before [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] then, unless otherwise mutually agreed, neither party will have any further obligations under this Purchase Agreement 2484.

3. Parties' Ability to Resolve Open Matters and Additional Conditions.

3.1 If all of the conditions described in Section 2 are resolved on or prior to the relevant dates set forth therein, Customer shall have the option (but not the obligation) to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. If Customer exercises its option under the preceding sentence, Customer shall provide written notice to Boeing prior to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Customer's election to do so, and Boeing and Customer will mutually agree to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:     December  29  , 2004

CONTINENTAL AIRLINES, INC.

By /s/ Jeffrey J. Misner

Its__ Executive Vice President and Chief Financial Officer

Attachments

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

1. Formula

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa = Airframe Price Adjustment.

L = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

x ( ECI

ECIb) where ECIb is the base year

Index (as set forth in Table 1

of this Purchase Agreement)

M = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

x ( CPI

CPIb ) where CPIb is the base year

index(as set forth in Table 1 of this

Purchase Agreement)

P = Airframe Price plus Optional Features

Price (as set forth in Table 1 of this

Purchase Agreement).

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], calculated by establishing a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled delivery of the applicable Aircraft. As the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], calculated as a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be utilized in determining the value of ECI and CPI.

Note: i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

iii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v. The final value of Pa will be rounded to the nearest dollar.

vi. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note: i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

Attachment B to

Open Matters Letter Agreement 6-1162-MSA-553

Price

(7E7-9, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2004 $s)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

For the avoidance of doubt the Attachment is subject to Confidential Treatment of section 3 of this 6-1162-MSA-553 Open Matters Letter Agreement. Should this Attachment become separated from the concerned Letter Agreement, Customer agrees to treat this accordance with Confidential terms of section 4.

Attachment B to

Open Matters Letter Agreement 6-1162-MSA-553

Price

(7E7-9, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2004 $s)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

For the avoidance of doubt the Attachment is subject to Confidential Treatment of section 3 of this 6-1162-MSA-553 Open Matters Letter Agreement. Should this Attachment become separated from the concerned Letter Agreement, Customer agrees to treat this accordance with Confidential terms of section 4.